UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

SK Growth Opportunities Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41432	98-1643582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

228 Park Avenue S #96693 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(917) 599-1622

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SKGRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	SKGR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SKGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Annual General Meeting of Shareholders (the “Annual Meeting”) of SK Growth Opportunities Corporation (the “Company”) will be held on or about December 27, 2024. Because the Company did not hold an annual meeting of shareholders in 2023, the Company has set a deadline of November 25, 2024 for the receipt of any shareholder proposals for inclusion in the proxy materials to be distributed in connection with the Annual Meeting pursuant to Rule 14a-8 under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and memorandum and articles of association of the Company (the “M&AA”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting.

Proposals of the Company’s shareholders intended to be included in the proxy materials for the Annual Meeting must comply with the proxy rules promulgated under the Exchange Act, including Rule 14a-8.

The deadline for providing the Company with timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Annual Meeting will be November 25, 2024. Any proposal or nomination received after such date will be considered untimely and will not be considered at the Annual Meeting. Shareholder proposals should be submitted to the Company at its office located at 228 Park Avenue S #96693, New York, New York, attention: Richard Chin, Chief Executive Officer.

An adjournment, rescheduling or postponement of the Annual Meeting date, or any announcement of such action, will not commence a new time period (or extend any time period) for giving such notice under the M&AA or submitting a proposal pursuant to Exchange Act Rule 14a-8.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2024

SK GROWTH OPPORTUNITIES CORPORATION

By:	/s/ Derek Jensen
Name:	Derek Jensen
Title:	Chief Financial Officer

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